Exhibit 1.1

VISA INC.

[            ] Shares of Class A Common Stock

par value $0.0001 per Share

Underwriting Agreement

[            ], 2008

J.P. MORGAN SECURITIES INC.

277 Park Avenue

New York, New York 10172

GOLDMAN, SACHS & CO.

85 Broad Street

New York, New York 10004

BANC OF AMERICA SECURITIES LLC

9 West 57th Street

New York, New York 10019

CITIGROUP GLOBAL MARKETS INC.

388 Greenwich Street

New York, New York 10013

HSBC SECURITIES (USA) INC.

452 Fifth Avenue

New York, New York 10018

MERRILL LYNCH, PIERCE, FENNER &
    SMITH INCORPORATED

4 World Financial Center

New York, New York 10080

UBS SECURITIES LLC

299 Park Avenue

New York, New York 10171

WACHOVIA CAPITAL MARKETS, LLC

375 Park Avenue

New York, New York 10152

As Representatives of the several Underwriters named in Schedule I hereto

Ladies and Gentlemen:

VISA INC., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of [            ] shares of class A common stock, par value $0.0001 per share, of the Company (the “Underwritten Shares”) and, at the option of the Underwriters, up to an additional [            ] shares of class A common stock, par value $0.0001 per share, of the Company (the “Option Shares”). The Underwritten Shares and the Option Shares are herein referred to as the “Shares.” The shares of class A common stock, par value $0.0001 per share (the “Class A Stock”), class B common stock, par value $0.0001 per share (the “Class B Stock”), and class C common stock, par value $0.0001 per share (the “Class C Stock”), of the Company to be outstanding after giving effect to the sale of the Shares are herein referred to as the “Stock.”

As part of the offering contemplated by this Agreement, Citigroup Global Markets Inc. has agreed to reserve out of the Underwritten Shares set forth opposite its name on Schedule I to this Agreement, up to [            ] Underwritten Shares for sale to certain employees, officers and directors of the Company and its subsidiaries, an affiliate of the Company and certain directors and employees of that affiliate (collectively, “Participants”), as set forth in the

Prospectuses under the heading “Underwriting” (the “Directed Share Program”). The Underwritten Shares to be sold by Citigroup Global Markets Inc. pursuant to the Directed Share Program (the “Directed Shares”) will be sold by Citigroup Global Markets Inc. pursuant to this Agreement at the public offering price. Any Directed Shares not orally confirmed for purchase by any Participant by [            ] M., New York City time, on the business day (as hereinafter defined) following the date on which this Agreement is executed will be offered to the public by Citigroup Global Markets Inc. as set forth in the Prospectuses. In connection with the Directed Share Program, Citigroup Global Markets Inc. shall act as the program administrator.

The Company hereby confirms its engagement of Goldman, Sachs & Co. as, and Goldman, Sachs & Co. hereby confirms its agreement with the Company to render services as, a “qualified independent underwriter” within the meaning of NASD Rule 2710(h) (“Rule 2710(h)”) of the Financial Industry Regulatory Authority (“FINRA”) with respect to the offering and sale of the Shares. Goldman, Sachs & Co., in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “Independent Underwriter.” Goldman, Sachs & Co. hereby consents to the reference to it as set forth under the caption “Underwriting” in the Pricing Prospectus and the Prospectus and any amendment or supplement thereto made in accordance with Section 4(c).

The Company hereby confirms its agreement with the several Underwriters, the Independent Underwriter and Citigroup Global Markets Inc. concerning the purchase and sale of the Shares, as follows:

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-1 (File No. 333-147296), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “U.S. Preliminary Prospectus” means each prospectus included in such registration statement (and any amendments thereto) before it becomes effective, any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information, and the term “U.S. Prospectus” means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the U.S. Prospectus.

At or prior to [            ] M., New York City time, on the date of this Agreement (the “Time of Sale”), the Company prepared the following information (collectively with the pricing information set forth on Annex B(c), the “Time of Sale Information”): a U.S. Preliminary Prospectus dated February 25, 2008 (the “Pricing Prospectus”), a Canadian Prospectus dated

[            ], 2008 (as defined below), a Japanese Preliminary Prospectus dated [            ], 2008 (as defined below) and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B(a) hereto as constituting part of the Time of Sale Information.

The offering contemplated by this Agreement includes a public offering without listing of Shares in Japan (the “Japanese POWL”). The Japanese POWL will be made pursuant to the Japanese Registration Statement and the Japanese Prospectus (as hereinafter defined).

In connection with the Japanese POWL, the Company has prepared and filed with the Director General of Kanto Local Finance Bureau of the Ministry of Finance of Japan (the “KLFB”) a securities registration statement dated [            ], 2008 with respect to the Japanese POWL and its exhibits, and amendments to such securities registration statement pursuant to the Financial Instruments and Exchange Law of Japan (the “FIEL”) and a further amendment to such securities registration statement in the form heretofore delivered to you is proposed to be filed by the Company with the KLFB promptly after the execution of this Agreement (such securities registration statement, exhibits, and all such amendments, collectively, the “Japanese Registration Statement”); the Company has prepared a preliminary prospectus, including its amendments, with respect to the Japanese POWL (the “Japanese Preliminary Prospectus”) and intends to prepare a further amendment to the Japanese Preliminary Prospectus which together with the Japanese Preliminary Prospectus will form a final Japanese prospectus (the “Japanese Prospectus”); both of the Japanese Registration Statement and the Japanese Prospectus have been or will be prepared in the Japanese language in accordance with the FIEL, in principle, based on the information included or incorporated by reference in the Prospectus, with such omissions and additions as appropriate for the purpose of the Japanese POWL.

The Company has complied with all applicable securities laws in each of the provinces (except for Quebec) and territories of Canada (the “Canadian Jurisdictions”) emanating from governmental authorities, including the respective rules and regulations made thereunder together with applicable published national and local instruments, policy statements, notices, blanket rulings and orders of the Canadian Securities Commissions (as defined below), all discretionary rulings and orders applicable to the Company, if any, of the Canadian Securities Commissions (“Canadian Securities Laws”) required to be complied with by the Company to qualify the distribution of the Shares as contemplated hereby in each of the Canadian Jurisdictions. The Company has prepared and filed a preliminary base PREP prospectus and an amended and restated preliminary base PREP prospectus relating to the Shares (the preliminary base PREP prospectus and the amended and restated preliminary base PREP prospectus as the same may have been amended, filed with the Canadian Securities Commissions are hereinafter referred to as the “Canadian Preliminary Prospectus”) with the Ontario Securities Commission (the “OSC”) and with the securities commissions or other securities regulatory authorities in each of the other Canadian Jurisdictions (together with the OSC, the “Canadian Securities Commissions”) pursuant to National Policy 43-201. The Company has obtained [a] preliminary decision document[s] issued by the OSC evidencing that receipts of the Canadian Securities Commissions in each of the Canadian Jurisdictions have been issued in respect of the Canadian Preliminary Prospectus. The Company has also prepared and filed with the OSC and the other Canadian Securities Commissions a final base PREP prospectus relating to the Shares in accordance with National Instrument 44-103 for the pricing of securities after the receipt for a prospectus has been obtained (the “Canadian Prospectus”), and has obtained a final decision document issued by the OSC evidencing that final receipts of the Canadian Securities Commissions in each of the Canadian Jurisdictions have been issued in respect of the Canadian Prospectus. The Company will prepare the Canadian Supplemental Prospectus (as defined below) which will contain pricing information and which will be filed in each of the Canadian Jurisdictions no later than two business days after the date of this Agreement. The U.S. Prospectus, the Japanese Prospectus and the Canadian Prospectus are hereinafter collectively referred to as the “Prospectuses.”

2. Purchase of the Shares by the Underwriters. (a) The Company agrees to issue and sell the Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective number of Underwritten Shares set forth opposite such Underwriter’s name in Schedule I hereto at a price per share (the “Purchase Price”) of $[            ]. The public offering price of the Shares is not in excess of the price recommended by the Independent Underwriter, acting as a “qualified independent underwriter” within the meaning of Rule 2720(b)(15).

In addition, the Company agrees to issue and sell the Option Shares to the several Underwriters as provided in this Agreement, and the Underwriters, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company the Option Shares at the Purchase Price.

If any Option Shares are to be purchased, the number of Option Shares to be purchased by each Underwriter on the relevant Additional Closing Date (as hereinafter defined) shall be the number of Option Shares which bears the same ratio to the aggregate number of Option Shares being purchased on such Additional Closing Date as the number of Underwritten Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the aggregate number of Underwritten Shares being purchased from the Company by the several Underwriters, subject, however, to such adjustments to eliminate any fractional Shares as J.P. Morgan Securities Inc. and Goldman, Sachs & Co. in their sole discretion shall make.

The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from J.P. Morgan Securities Inc. and Goldman, Sachs & Co. to the Company. Each such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein, unless otherwise agreed.

(b) The Company understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the

Representatives is advisable, and initially to offer the Shares on the terms set forth in the Prospectuses. The Company acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate (as hereinafter defined) of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

(c) Payment for and delivery of the Shares will be made at the offices of Davis Polk & Wardwell at 10:00 A.M. New York City time on [            ], 2008, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as J.P. Morgan Securities Inc., Goldman, Sachs & Co. and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by J.P. Morgan Securities Inc. and Goldman, Sachs & Co. in the written notice of the Underwriters’ election to purchase such Option Shares. The time and date of such payment for, and delivery of, the Underwritten Shares is referred to herein as the “Closing Date” and each time and date for such payment for, and delivery of, the Option Shares, if other than the Closing Date, is herein referred to as an “Additional Closing Date.”

(d) Payment for the Shares to be purchased on the Closing Date or Additional Closing Date, as the case may be, shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to J.P. Morgan Securities Inc. and Goldman, Sachs & Co. against delivery to J.P. Morgan Securities Inc. and Goldman, Sachs & Co. for the respective accounts of the several Underwriters of the Shares to be purchased on such date through the facilities of the Depository Trust Company and registered in such names and in such denominations as J.P. Morgan Securities Inc. and Goldman, Sachs & Co. shall request in writing not later than two full business days prior to the Closing Date or Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares to the Underwriters duly paid by the Company (except as otherwise provided in the last paragraph of Section 11(a)).

(e) The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with the offering contemplated hereby or the process leading thereto.

(f) The Company hereby confirms its engagement of the services of the Independent Underwriter, and the Independent Underwriter hereby confirms its agreement with the Company to render services, as a “qualified independent underwriter” within the meaning of Rule 2720(b)(15) with respect to the offering and sale of the Shares.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

(a) Preliminary Prospectus. No order preventing or suspending the use of any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus has been issued by the Commission or any of the Canadian Securities Commissions, and each U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act or applicable Canadian Securities Laws, as the case may be, and (i) in the case of the U.S. Preliminary Prospectus, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) in the case of the Canadian Preliminary Prospectus, was true and correct in all material respects and contained no misrepresentation (as that term is defined under Canadian Securities Laws), and constituted full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, taken as a whole, and the Shares (except for any facts supplemented, modified or superseded by the information or statements contained in the Canadian Supplemental Prospectus) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of an Underwriter through the Representatives expressly for use in any U.S. Preliminary Prospectus or Canadian Preliminary Prospectus, it being understood and agreed upon that the only such information furnished consists of the information specified in the first paragraph of Section 7(b).

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and each Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Annex B(a) and Annex B(b) hereto, if any, does not conflict with the information contained in the Registration Statement, any U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus or the Prospectuses and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Time of Sale Information as of the Time of Sale, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of an Underwriter through the Representatives expressly for use in such Time of Sale Information or Issuer Free Writing Prospectus, it being understood and agreed upon that the only such information furnished consists of the information specified in the first paragraph of Section 7(b). No statement of material fact included in the U.S. Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the U.S. Prospectus has been omitted therefrom.

(c) Issuer Free Writing Prospectus. Other than the Registration Statement, any U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the Japanese Preliminary Prospectus and the Prospectuses, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act, (ii) the documents listed on Annex B(a) hereto constituting the Time of Sale Information and (iii) any electronic road show or other written communications listed on Annex B(b) hereto, in each case approved in writing in advance by J.P. Morgan Securities Inc. and Goldman, Sachs & Co. on behalf of the Representatives. Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act and complied, in all material respects, and was subject to an exemption from Canadian Securities Laws, has been or will be (within the time period specified in Rule 433, subject to Rule 164, in each case under the Securities Act) filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the U.S. Preliminary Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and each Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of an Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus, it being understood and agreed upon that the only such information furnished consists of the information specified in the first paragraph of Section 7(b).

(d) Registration Statement and Prospectuses. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the U.S. Prospectus and any amendment or supplement thereto and as of the Closing Date and as of each Additional Closing Date, as the case may be, the U.S. Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no order preventing or suspending the use of the Canadian Prospectus has been issued by any applicable Canadian Securities Commission, and as of the Closing Date and as of each Additional Closing Date, as the case may be, the Canadian Prospectus will be true and correct in all material respects and will not contain any misrepresentation (as that term is defined under Canadian Securities Laws), and will constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, taken as a whole, and the Shares (except for any facts supplemented, modified or superseded by the information contained in the Canadian Supplemental Prospectus) required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of an Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectuses and any amendment or supplement thereto, it being understood and agreed upon that the only such information furnished consists of the information specified in the first paragraph of Section 7(b).

(e) Financial Statements. The financial statements and the related notes thereto included in the Registration Statement, the Time of Sale Information and each of the Prospectuses comply in all material respects with the applicable requirements of the Securities Act, the related rules and regulations of the Commission, the Canadian Securities Laws (except to the extent exemptions from the requirements thereof have been obtained) and the Japanese Rules and Regulations, as applicable, and present fairly in all material respects the financial position of the Company and its subsidiaries (as hereinafter defined) as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; the other financial information included in the Registration Statement, the Time of Sale Information and each of the Prospectuses has been derived from the accounting records of the Company and its subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included in the Registration Statement, the Time of Sale Information and each of the Prospectuses have been prepared in all material respects in accordance with the applicable requirements of the Securities Act and the applicable requirements, if any, of Canadian Securities Laws and the Japanese Rules and Regulations, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Registration Statement, the Time of Sale Information and each of the Prospectuses.

(f) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in the Registration Statement, the Time of Sale Information and each of the Prospectuses, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and each of the Prospectuses.

(g) Organization and Good Standing. Each of the Company’s significant subsidiaries within the meaning of Rule 1-02 of Regulation S-X (using October 1, 2007 as the relevant balance sheet date and the pro forma statement of operations data for the year ended September 30, 2007 included in the Registration Statement pursuant to Article 11 of Regulation S-X for the purpose of such determination) (each, a “Material Subsidiary”) is set forth on Schedule II hereto. Each of the Company and each Material Subsidiary has been duly organized and is validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (to the extent such concept exists in the jurisdiction in question) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own, operate and hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified, be in good standing or have such power or authority would not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, properties, management, financial position, stockholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Registration Statement except for any corporations, associations or other entities that, considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02 of Regulation S-X.

(h) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and each of the Prospectuses under the heading “Capitalization”; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as disclosed under the heading “Description of Capital Stock – Anti-Dilution Rights of Class C (Series II) Common Stock” in the Registration Statement, the Time of Sale Information and each of the Prospectuses, are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Time of Sale Information and each of the Prospectuses, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and each of the Prospectuses; and all the outstanding shares of capital stock or other equity interests of each subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other pending or threatened claim of any third party, except, in the case of subsidiaries that are not Material Subsidiaries, for such liens, charges, encumbrances, security interests, restrictions on voting or transfer or other pending or threatened claims of any third party as would not, individually or in the aggregate, have a Material Adverse Effect.

(i) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

(j) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(k) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and non-assessable and will conform in all material respects to the description thereof in the Registration Statement, the Time of Sale Information and each of the Prospectuses; and the issuance of the Shares is not subject to any preemptive or similar rights except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses.

(l) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents, except, in the case of a subsidiary, for any such violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) above, for any such default or violation that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect (in the case of clause (iii) above, beyond that disclosed in the Registration Statement, the Time of Sale Information and each of the Prospectuses).

(m) Description of Laws and Documents. The statements set forth in each of the Pricing Prospectus and the Prospectuses (i) under the headings “Risk Factors – Risks Related to Our Business – Legal and Regulatory Risks,” “Business – Government Regulation,” “Business – Retrospective Responsibility Plan” and “Business – Other Legal and Regulatory Proceedings,” to the extent that they constitute summaries of matters of law or regulation, the terms of contracts or other documents, legal or governmental proceedings or legal conclusions, (ii) under the heading “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Stock and (iii) under the heading “Underwriting,” insofar as they purport to describe this Agreement, are fair and accurate in all material respects.

(n) Description of Tax Laws. Subject to the qualifications, assumptions and limitations set forth therein, the statements set forth in (i) the Pricing Prospectus and the Prospectuses under the headings “Risk Factors — Risks Relating to Our Class A Common Stock and This Offering” and “Material United States Federal Income Tax Considerations for Non-U.S. Holders of our Class A Common Stock,” to the extent that they constitute descriptions or summaries of United States federal income tax law or legal conclusions with respect thereto, and (ii) the Canadian Prospectus under the heading “Certain Canadian Federal Income Tax Considerations for Canadian Resident Holders,” to the extent they purport to describe provisions of Canadian federal income tax laws or legal conclusions with respect thereto, in each case are accurate in all material respects.

(o) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its Material Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or its subsidiaries.

(p) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated by this Agreement, except for the registration of the Shares under the Securities Act, the qualification of the Shares for distribution or distributions to the public under Canadian Securities Laws and the registration of the Shares under Japanese Rules and Regulations and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

(q) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries, directors or officers is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, directors or officers would reasonably be expected to have a Material Adverse Effect. Except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, no such investigations, actions, suits or proceedings are threatened or, to the knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others. There are (i) no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act, Canadian Securities Laws or the Japanese Rules and Regulations to be described in the

Registration Statement or the Prospectuses that are not so described in the Registration Statement, the Time of Sale Information and each of the Prospectuses and (ii) no statutes, regulations or contracts or other documents that are required under the Securities Act, Canadian Securities Laws or Japanese Rules and Regulations to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectuses that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and each of the Prospectuses.

(r) Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act and the Japanese Rules and Regulations.

(s) Title to Real and Personal Property. The Company and its subsidiaries have good and marketable title in fee simple to, or have valid and enforceable rights to lease or otherwise use, all items of real and personal property, including improvements and equipment, that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (“Intellectual Property”) necessary for the conduct of their respective businesses, except where the failure to own, possess or have the right to employ such Intellectual Property, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the conduct of their respective businesses will not conflict with any Intellectual Property rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any Intellectual Property rights of others that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Notwithstanding the generality of the foregoing, the Company and its subsidiaries own the sole, exclusive, enforceable rights to the Visa trademark and logos (and all other Intellectual Property rights described in the Prospectuses as owned by the Company), except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, or except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act, Canadian Securities Laws or Japanese Rules and Regulations to be described in the Registration Statement and the Prospectuses and that is not so described in the Registration Statement, the Time of Sale Information and the applicable Prospectuses.

(v) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, will not be required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(w) Taxes. Except for any taxes described in the succeeding sentence, the Company and its subsidiaries have paid all material federal, state, provincial, territorial, local and foreign taxes and filed all material tax returns required to be paid or filed, as the case may be, through the date hereof (after considering any applicable extensions); and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and each of the Prospectuses, there is no material tax deficiency that has been asserted in writing against the Company or any of its subsidiaries or any of their respective properties or assets. The Company has made appropriate provisions in the applicable financial statements referred to in Section 3(e) above in respect of all federal, state, provincial, territorial, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(x) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, provincial, territorial, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, except where the failure to possess or make the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

(y) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened, except as would not have a Material Adverse Effect.

(z) Compliance With Environmental Laws. (i) The Company and its subsidiaries (x) are, and have been, in compliance with any and all applicable federal, state, provincial, territorial, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(aa) Compliance With ERISA. Except as would not reasonably be expected to result in a Material Adverse Effect: (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to ERISA, for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414(b) or (c) of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred; (iv) except as described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, the fair market value of the assets of each Plan covered by Title IV of ERISA exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur with respect to a Plan covered by Title IV of ERISA; and (vi) neither the Company nor any member of the Controlled Group has incurred liability under Title IV of ERISA with respect to the termination of, or withdrawal from, a Plan (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA).

(bb) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(cc) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company is not aware of any material weaknesses in its internal controls.

(dd) True-Up. The transactions contemplated by Section 4.5 of the Amended and Restated Global Restructuring Agreement dated as of August 24, 2007 by and among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, Visa Canada Association, Inovant LLC, Inovant, Inc., Visa Europe Services, Inc., Visa International Transition LLC, VI Merger Sub, Inc. Visa USA Merger Sub Inc. and 1734313 Ontario Inc. have been duly completed in accordance with the requirements thereof.

(ee) Section 4.19(d) of the Company’s Charter. The Company has duly taken the necessary steps so that the offering and other transactions contemplated by this Agreement (the “Offering”) will not be void ab initio pursuant to Section 4.19(d) of the Company’s Amended and Restated Certificate of Incorporation (the “Company’s Charter”).

(ff) Sections 4.24 and 4.25 of the Company’s Charter. For purposes of the Company’s Charter (terms not otherwise defined herein being used in this paragraph (ff) as defined therein), the Company confirms (for the avoidance of doubt in clauses (i) and (i) below) that:

(i) The Class B Stock and the Class C Stock are classes of “Other Voting Stock” within the meaning of the definition thereof in Section 4.24 of the Company’s Charter and are subject to the restrictions on transfer set forth in Section 4.25 thereof; and

(ii) The Board of Directors of the Company has duly determined that it is necessary to facilitate the Offering that, notwithstanding Sections 4.24(a) and (b) of the Company’s Charter, each Underwriter may Beneficially Own shares of Class A Stock or Other Voting Stock (or securities convertible into or exchangeable for Class A Stock or Other Voting Stock) in excess of the limitations on Beneficial Ownership set forth in Sections 4.24(a) and (b) of the Company’s Charter for so long as such Underwriter is engaged in any distribution activities with respect to the Offering and/or retains any unsold allotment of Shares, notwithstanding the breaking of syndicate or termination of stabilization activities with respect to the Offering.

(gg) Insurance. Neither the Company nor any of its subsidiaries has (i) received written notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue the Company’s current insurance or (ii) any reason to believe that it will not be able to renew its existing material insurance coverage as and when such coverage expires.

(hh) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, unlawful rebate, payoff, influence payment, kickback or other unlawful payment.

(ii) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency, including Section 352(a) of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(jj) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and neither the Company, nor any subsidiary or joint venture of the Company, will directly or indirectly use the proceeds of the offering of the Shares hereunder for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC and, to the Company’s knowledge, the proceeds of the offering will not be used by any other person or entity for such purpose.

(kk) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(ll) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.

(mm) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act or Japanese Rules and Regulations or to cause the Company to qualify any securities for sale under a prospectus to be filed under Canadian Securities Laws by reason of the filing of the Registration Statement with the Commission , the filing of the Canadian Prospectus with Canadian Securities Commissions, the filing of the Japanese Registration Statement with the KLFB or the issuance and sale of the Shares.

(nn) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(oo) No Consents; Directed Share Program. No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is required to be obtained by the Company under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused Citigroup Global Markets, Inc. to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

(pp) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Registration Statement, the Time of Sale Information or the U.S. Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any financial outlook (within the meaning of National Instrument 51-102 – Continuous Disclosure Obligations) contained in the Canadian Prospectus has been made or reaffirmed based on assumptions that are reasonable in the circumstances.

(qq) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and each of the Prospectuses is not based on or derived from sources that are reliable and accurate in all material respects.

(rr) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(ss) Status under the Securities Act. The Company is not an ineligible issuer, as defined under the Securities Act, at the times specified in the Securities Act in connection with the offering of the Shares.

(tt) Status as SEC Foreign Issuer. The Company is an “SEC foreign issuer” for the purposes of National Instrument 71-102 – Continuous Disclosure and Other Exceptions Relating to Foreign Issuers of the Canadian Securities Laws.

(uu) Japanese Registration Statement. The Company has filed with the KLFB the Japanese Registration Statement; the registration made under the Japanese Registration Statement will become effective no later than [            ], 2008; and the Japanese Registration Statement, on the date hereof and the Closing Date (i) conforms and will conform in all material respects to the requirements of FIEL and the cabinet orders and ministerial ordinances and other rules and regulations thereunder (including the FIEL, the “Japanese Rules and Regulations”), and (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. No order preventing or suspending the effectiveness of, or, requiring the amendment to, the Japanese Registration Statement, nor notice of a hearing from which such order may result, has been issued by the KLFB (or other Japanese securities authority).

(vv) Japanese Preliminary Prospectus and Japanese Prospectus. The Japanese Preliminary Prospectus at the time of issue thereof conformed, and the Japanese Prospectus at the time of issue thereof and as of the Closing Date will conform, in all material respects to the requirements of the Japanese Rules and Regulations, and the Japanese Preliminary Prospectus at the time of issue thereof did not, and the Japanese Prospectus at the time of issue thereof and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

Furthermore, the Company represents and warrants to Citigroup Global Markets Inc. that (i) the Registration Statement, the Prospectuses, any preliminary prospectus and any Issuer Free Writing Prospectuses comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which the Prospectuses or any preliminary prospectus and any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (ii) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is required to be obtained by the Company under the securities laws and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States. The Company has not offered, or caused Citigroup Global Markets, Inc. to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Required Filings. The Company will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file the Supplemental Canadian Prospectus with the Canadian Securities Commissions in accordance with applicable Canadian Securities Laws, will file the Japanese Registration Statement with the KLFB in accordance with Japanese Rules and Regulations and will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectuses and each

Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to each of the Representatives, one signed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as hereinafter defined), as many copies of the Prospectuses (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Shares by any Underwriter or dealer.

(c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectuses, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives object.

(d) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectuses or any amendment to the Prospectuses or any Issuer Free Writing Prospectus has been filed; (iv) of any request by the Commission, any of the Canadian Securities Commissions or the KLFB, as the case may be, for any amendment to the Registration Statement or any amendment or supplement to the U.S. Prospectus, the Japanese Registration Statement or the Canadian Prospectus, as the case may be, or the receipt of any comments from the Commission, any of the Canadian Securities Commissions or the KLFB, as the case may be, relating to the Registration Statement, the Japanese Registration Statement or the Canadian Prospectus or any other request by the Commission, any of the Canadian Securities Commissions or the KLFB for any additional information; (v) of the issuance by the Commission, the Canadian Securities Commissions or the KLFB, as the case may be, of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, the Japanese Registration Statement or the Prospectuses or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectuses, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectuses, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading, and in the case of the Canadian Prospectus, include any statement that was not true and correct in all material respects, contain a misrepresentation (as that term is defined under Canadian Securities Laws), or not constitute full, true and plain disclosure of all material facts relating to the Company and its subsidiaries, taken together, and the Shares required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Canadian Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus or the Japanese Registration Statement or the Prospectuses or suspending any such qualification of the Shares and, if any such order is issued, will obtain as soon as reasonably possible the withdrawal thereof.

(e) Ongoing Compliance. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectuses as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectuses are delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectuses to comply with law, the Company will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission, Canadian Securities Commissions or the KLFB, as the case may be, and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectuses as may be necessary so that the statements in the Prospectuses as so amended or supplemented will not, in the light of the circumstances existing when any of the Prospectuses is delivered to a purchaser, be misleading or so that the Prospectuses will comply with applicable law.

(f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

(g) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

(h) Clear Market. For a period of 180 days after the date of the U.S. Prospectus, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, in each case without the prior written consent of J.P. Morgan Securities Inc. and Goldman, Sachs & Co., other than (x) the Shares to be sold hereunder, (y) awards made, and Shares issued upon the exercise of options granted, pursuant to any Company equity incentive compensation plan described in the Registration Statement, the Time of Sale Information and each of the Prospectuses, and (z) issuances of Class A Stock in an aggregate amount not to exceed 5% of the number of Shares purchased under this Agreement, as consideration or partial consideration for an acquisition or a joint venture, provided, however, that J.P. Morgan Securities Inc. and Goldman, Sachs & Co. receive a signed lockup agreement substantially in the form of Annex C hereto for the balance of the lockup period from each recipient of Class A Stock under this clause (z). In addition, for the same 180-day restricted period, the Company will not, and will not permit its board of directors to, waive any restrictions on transfer applicable to the Class B Stock or the Class C Stock set forth in Section 4.25 of the Company’s Charter. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed by this Section 4(i) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. The Company will provide J.P. Morgan Securities Inc., Goldman, Sachs & Co. and each director and officer subject to the lockup agreement described in Section 6(l) hereof with prior notice of any such announcement that gives rise to an extension of the 180-day restricted period.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Registration Statement, each U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Japanese Preliminary Prospectus and the Prospectuses under the heading “Use of Proceeds.”

(j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(k) Listing. The Company will use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

(l) Reports. To the extent not available to the public generally on the Company’s website or on the Commission’s Electronic Data Gathering, Analysis and Retrieval System, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished generally to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system, provided, however, that no information need be so furnished pursuant to this Section 4(1) for periods ending after the fiscal quarter ending the date three years after the effective date of the Registration Statement.

(m) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(n) Filings. The Company will file, on a timely basis, with the Commission and the New York Stock Exchange such reports and documents as may be required to be filed under the Exchange Act, including such reports as may be required by Rule 463 under the Securities Act.

(o) License. Upon the reasonable request of any Underwriter, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriters solely for the purpose of facilitating the on-line offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

(p) Directed Share Program. The Company will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(q) Escrow. Within five business days of the Closing Date, the Company will deposit the “initial escrow amount” into the “escrow account” (each as defined in the Company’s Charter).

(r) Continued Compliance with Certain Representations and Warranties. The Company will not take any action that would cause the representations and warranties in Sections 3(ee) or 3(ff) to fail to be true and correct.

(s) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Class A Stock.

(t) Directed Share Program Expenses. The Company will pay (1) all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program, (2) all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed Share Program material and (3) all stamp duties or other similar taxes or duties, if any, incurred by the Underwriters in connection with the Directed Share Program.

(u) Continued Compliance with Applicable Securities Laws. To comply with, or obtain waivers of all applicable requirements of Japanese law, including, without limitation, the Japanese Rules and Regulations so as to permit the completion of the transactions contemplated by this Agreement, the Prospectus or the Japanese Registration Statement

(v) Canadian Supplemental Prospectus. The Company will prepare and file with the OSC and the other Canadian Securities Commissions no later than two business days after the date of this Agreement, a supplemented Canadian Prospectus that complies with National Instrument 44-103 (the “Canadian Supplemental Prospectus”), in a form reasonably satisfactory to the Underwriters.

5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus,” as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than any Issuer Free Writing Prospectus listed on Annex B(a) or Annex B(b) or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show).

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on any Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the U.S. Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433, subject to Rule 164, in each case under the Securities Act); the Canadian Supplemental Prospectus shall have been timely filed with the Canadian Securities Commissions in accordance with Canadian Securities Laws, the Japanese Registration Statement shall have been timely filed with the KLFB in accordance with Japanese Rules and Regulations, all in accordance with Section 4(a) hereof; and all requests by the Commission, Canadian Securities Commissions or KLFB, as the case may be, for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

(c) No Downgrade. At or after the Time of Sale, no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectuses (excluding any amendment or supplement thereto) and the effect of which in the judgment of J.P. Morgan Securities Inc. and Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and each of the Prospectuses.

(e) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the Chief Financial Officer of the Company (i) confirming that such officer has carefully reviewed the Registration Statement, the Time of Sale Information and each of the Prospectuses, (ii) confirming that the representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, KPMG LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Information and each of the Prospectuses; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

(g) Opinion and 10b-5 Statement of Counsel for the Company. (i) Joshua R. Floum, General Counsel and Corporate Secretary of the Company, shall have furnished to the Representatives, at the request of the Company, his written opinion and 10b-5 statement, each dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 hereto, (ii) White & Case LLP, outside counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and 10b-5 statement, each dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto, (iii) White & Case Tokyo, outside Japanese counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto and (iv) Bennett Jones LLP, outside Canadian counsel for the Company, shall have furnished to the

Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-4 hereto.

(h) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, (i) an opinion and 10b-5 statement of Davis Polk & Wardwell, counsel for the Underwriters, (ii) an opinion of Anderson Mori & Tomotsune, Japanese counsel for the Underwriters, and (iii) an opinion of Stikeman Elliott LLP, Canadian counsel for the Underwriters, in each case with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(i) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, provincial, territorial, or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state, provincial, territorial, or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

(j) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its Material Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

(k) Exchange Listing. The Shares to be delivered on the Closing Date or the Additional Closing Date, as the case may be, shall have been approved for listing on the New York Stock Exchange, subject to official notice of issuance.

(l) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Annex C hereto, between you and the officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(m) Regulatory Relief. The Company shall have received written relief from the applicable Canadian Securities Commission (which can be evidenced by the issuance of a decision document by the OSC evidencing that receipts of the Canadian Securities Commission in each Canadian Jurisdiction have been issued in receipt of the Canadian Preliminary Prospectus or the Canadian Prospectus) (i) from certain financial statement disclosure requirements of OSC Rule 41-501 – General Prospectus Requirements; (ii) from registration and prospectus requirements in connection with the use of electronic roadshow materials pursuant to NP 47-201 – Trading Securities Using the Internet and Other Electronic Means; and (iii) to include a representation in the Canadian Preliminary Prospectus that an application will be made to list the Shares on the New York Stock Exchange, each on terms satisfactory to the Underwriters, acting reasonably.

(n) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter and their respective affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Japanese Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Japanese Preliminary Prospectus, any of the Prospectuses (or any amendment or supplement thereto), any Issuer Free Writing Prospectus, any Time of Sale Information or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) a misrepresentation (as that term is defined under Canadian Securities Laws) or alleged misrepresentation, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in paragraph (b) below.

The Company agrees to indemnify and hold harmless Citigroup Global Markets Inc., the directors, officers, employees and agents of Citigroup Global Markets Inc. and each person, if any, who controls Citigroup Global Markets Inc. within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (“Citigroup Entities”), from and against any and all losses, claims, damages and liabilities to which they may become subject under the Securities Act, the Exchange Act, Canadian Securities Laws or other Federal, state, provincial or territorial statutory law or regulation, Japanese Rules and Regulations, at common law or otherwise (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim), insofar as such losses, claims damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the prospectus wrapper material prepared by or with the consent of the Company for distribution in foreign jurisdictions in connection with the Directed Share Program attached to any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, Japanese Preliminary Prospectus, any of the Prospectuses (or any amendment or supplement thereto) or any Issuer Free Writing Prospectus, arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered in conjunction with any applicable Preliminary Prospectus or the Prospectuses, not misleading, or arise out of a misrepresentation (as that term is defined under Canadian Securities Laws) or alleged misrepresentation; (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in connection with the Directed Share Program contained in the Japanese Preliminary Prospectus or the Japanese Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) are caused by the failure of any Participant to pay for and accept delivery of the Shares which immediately following the effective date of the Registration Statement were subject to a properly confirmed agreement to purchase (or, in the case of a Participant that would have been eligible to purchase in the Japanese POWL, that are caused by such a Participant declining to purchase Shares in the Japanese POWL after having informally indicated its intention to do so immediately following the effective date of the Registration Statement); or (iv) relate to, arise out of, or are in connection with the Directed Share Program, except that this clause (iv) shall not apply to the extent that such loss, claim, damage or liability is finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of the Citigroup Entities.

The Company will indemnify and hold harmless Goldman, Sachs & Co., in its capacity as Independent Underwriter, against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which the Independent Underwriter may become subject, under the Securities Act, the Exchange Act, Canadian Securities Laws or other Federal, state, provincial or territorial statutory law or regulation, Japanese Rules and Regulations, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any act or omission to act or any alleged act or omission to act by Goldman, Sachs & Co. as Independent Underwriter in connection with any transaction contemplated by this Agreement or undertaken in preparing for the purchase, sale and delivery of the Shares, except insofar as such losses, claims, damages or liabilities result from the gross negligence or bad faith of Goldman, Sachs & Co. in performing the services as Independent Underwriter.

(b) Indemnification by the Underwriters. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in the first paragraph of Section 7(a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement, omission or misrepresentation (within the meaning of Canadian Securities Laws) or alleged untrue statement, omission, or misrepresentation (within the meaning of Canadian Securities Laws) made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, the Japanese Preliminary Prospectus or the Prospectuses (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Canadian Preliminary Prospectus, Japanese Preliminary Prospectus, U.S. Preliminary Prospectus and the Prospectuses furnished on behalf of each Underwriter: (x) the concession and reallowance figures appearing in the Prospectuses under the heading “Underwriting” in the paragraph that begins with the phrase “The underwriters propose to offer the class A common stock . . .”, (y) the information regarding market-making appearing in the Prospectuses under the heading “Underwriting” in the paragraph that begins with the phrase “In connection with this offering, the underwriters may engage in stabilizing transactions . . .” and the paragraph that begins with the phrase “The underwriters have advised us that, pursuant to Regulation M . . . .” and (z) with respect to indemnification provided by Piper Jaffray & Co., the sentence under the heading “Underwriting” beginning “Piper Jaffray & Co., a member of the underwriting syndicate . . . .” in the paragraph beginning “Certain of the underwriters and their affiliates have provided in the past . . .”, provided that this sentence shall not be deemed to have been furnished by any other Underwriter.

Goldman, Sachs & Co., in its capacity as Independent Underwriter, agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in the first paragraph of Section (a) above, but only with respect to any losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted as such fees and expenses are incurred) that arise out of, or are based upon, any untrue statement, omission or misrepresentation (within the meaning of Canadian Securities Laws) or alleged untrue statement, omission or misrepresentation (within the meaning of Canadian Securities Laws) made in reliance upon and in conformity with any information relating to the Independent Underwriter furnished to the Company in writing by or on behalf of the Independent Underwriter expressly for use in the Registration Statement, any U.S. Preliminary Prospectus, Canadian Preliminary Prospectus, the Japanese Preliminary Prospectus or the Prospectuses (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information or that constitutes a reference to the Independent Underwriter consented to by it pursuant to the third paragraph of this Agreement.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under Sections 7(a) and 7(b) hereof. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person of the commencement thereof, the Indemnifying Person shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnifying Person similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person), and, after notice from the Indemnifying Person to the Indemnified Person of its election so to assume the defense thereof, the Indemnifying Person shall not be liable to the Indemnified Person under such paragraph for any legal expenses of other counsel (unless representation of all Indemnified Persons by the same counsel would be inappropriate due to actual or potential differing interests between them) or any other expenses, in each case subsequently incurred by the Indemnified Person, in connection with the defense thereof other than reasonable costs of investigation. Subject to the foregoing, it is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred; provided, however that, notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the second paragraph of Section 7(a) above in respect of such action or proceeding, then in addition to such separate firm for the Underwriters, their affiliates and such control persons of the Underwriters, the Indemnifying Person shall be liable for the fees and expenses of not more than one separate firm (in addition to any local counsel) for the Citigroup Entities if representation of the Underwriters and the Citigroup Entities by the same counsel would be inappropriate due to actual or potential differing interests between them.

Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc. and Goldman, Sachs & Co. and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this Section, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) (A) such settlement is entered into more than 90 days after receipt by the Indemnifying Person of such request and (B) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of the proposed terms of such settlement and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters, the Citigroup Entities (in the case of indemnification under the second paragraph of Section 7(a)) or the Independent Underwriter (in the case of indemnification under the third paragraph of Section 7(a)), as the case may be, on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters, the Citigroup Entities (in the case of indemnification under the second paragraph of Section 7(a)) or the Independent Underwriter (in the case of indemnification under the third paragraph of Section 7(a)), as the case may be, on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters, the Citigroup Entities (in the case of indemnification under the second paragraph of Section 7(a)) or the Independent Underwriter (in the case of indemnification under the third paragraph of Section 7(a)), as the case may be, on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectuses, the total underwriting discounts and commissions received by Citigroup Global Markets Inc. in connection with the sale of the Directed Shares or the amount of any expenses reimbursed to the Independent Underwriter pursuant to Section 11(a), as the case may be, bear to the aggregate offering price of the Shares. The relative fault of the Company on the one hand and the Underwriters, the Citigroup Entities (in the case of indemnification under the second paragraph of Section 7(a)) or the Independent Underwriter (in the case of indemnification under the third paragraph of Section 7(a)), as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters, the Citigroup Entities or the Independent Underwriter, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company, the Underwriters, Citigroup Global Markets Inc. and the Independent Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the

Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter or the Independent Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement, omission or alleged omission, or misrepresentation (as that term is defined under Canadian Securities Laws) or alleged misrepresentation; and in no event shall the Citigroup Entities (in the case of indemnification under the second paragraph of Section 7(a)) be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by Citigroup Global Markets Inc. in connection with the sale of the Directed Shares exceeds the amount of any damages that the Citigroup Entities have otherwise been required to pay by reason of such untrue or alleged untrue statement, omission or alleged omission, or misrepresentation (as that term is defined under Canadian Securities Laws) or alleged misrepresentation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9. Termination. This Agreement may be terminated in the absolute discretion of J.P. Morgan Securities Inc. and Goldman, Sachs & Co. on behalf of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the relevant Additional Closing Date, (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the NASDAQ Stock Market, the American Stock Exchange, FINRA, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of J.P. Morgan Securities Inc. and Goldman, Sachs & Co., is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the relevant Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and each of the Prospectuses.

10. Defaulting Underwriter. (a) If, on the Closing Date or an Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Japanese Registration Statement and the Prospectuses or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement, the Japanese Registration Statement or the Prospectuses that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 10, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

11. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares to the Underwriters and any taxes payable in connection therewith; (ii) the costs incident to the preparation, printing, translation and filing under the Securities Act, the Canadian Securities Laws and the Japanese Rules and Regulations of the Registration Statement, the Japanese Registration Statement, the U.S. Preliminary Prospectus, the Canadian Preliminary Prospectus, the Japanese Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and each of the Prospectuses (including all exhibits, amendments and supplements thereto), as applicable, and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration, qualification or determination of eligibility for marketing and selling the Shares under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution to the Underwriters of a Blue Sky Memorandum and similar legal investment (or “World Sky”) surveys for non-U.S. jurisdictions (including the related fees and expenses of U.S. counsel to the Underwriters and the fees and expenses of all counsel in jurisdictions outside of the United States, including without limitation Canada and Japan); (vi) the cost of preparing stock certificates; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA (including the reasonable fees and disbursements of counsel to the Underwriters and the expenses of the Independent Underwriter acting as “qualified independent underwriter” within the meaning of the aforementioned Rule 2720 of The Rules of Conduct); (ix) all expenses incurred by the Company in connection with any “road show” or other presentation to potential investors; provided, however, that the Underwriters shall pay their proportional share of the cost of any aircraft chartered in connection with the “road show”; (x) all fees and disbursements of counsel reasonably incurred by the Underwriters in connection with the Directed Share Program, including all costs and expenses incurred by the Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of the Directed Share Program material, and all stamp duties or other similar taxes or duties, if any, incurred by the Underwriters in connection with the Directed Share Program; and (xi) all expenses and application fees related to the listing of the Shares on the New York Stock Exchange.

It is understood, however, that except as provided in this Section 11(a) and Section 11(b) below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer and other taxes, if any, payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

(b) If (i) this Agreement is terminated pursuant to Section 9, (ii) the Company for any reason fails to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement, the Company agrees to reimburse the Underwriters for all accountable out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Underwriter referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

13. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

14. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

15. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters (other than Citigroup Global Markets Inc. with respect to the Directed Share Program and Goldman, Sachs & Co. with respect to its engagement as Independent Underwriter) hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters. Any action by the Representatives hereunder may be taken by J.P. Morgan Securities Inc. and Goldman, Sachs & Co. on behalf of the Representatives, and any such action taken by J.P. Morgan Securities Inc. and Goldman, Sachs & Co. shall be binding upon the Representatives.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: 212-622-8358); Attention: Equity Syndicate Desk and c/o Goldman, Sachs & Co., 85 Broad Street, 20th Floor, New York, New York 10004, Attention: Registration Department (fax: 212-902-3000). Notices to the Company shall be given to it at P.O. Box 8999, San Francisco, California (fax: 650-823-4283); Attention: Joseph W. Saunders, with a copy (which shall not constitute notice) to each of Mark L. Mandel, S. Ward Atterbury and Colin Diamond, White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036 (fax: 212-354-8113). Notices to the Independent Underwriter shall be given to Goldman, Sachs & Co., 85 Broad Street, 20th Floor, New York, New York 10004, Attention: Registration Department (fax: 212-902-3000). Notices relating to the Directed Share Program shall be given to Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel (fax: 212-816-7912).

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

VISA INC.

By:
Name:
Title:

Accepted.

J.P. MORGAN SECURITIES INC.

GOLDMAN, SACHS & CO.

BANC OF AMERICA SECURITIES LLC

CITIGROUP GLOBAL MARKETS INC.

HSBC SECURITIES (USA) INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                    INCORPORATED

UBS SECURITIES LLC

WACHOVIA CAPITAL MARKETS, LLC

        Acting severally on behalf of themselves and the

        several Underwriters named in Schedule I hereto

J.P. MORGAN SECURITIES INC.

By:
Name:
Title:

GOLDMAN, SACHS & CO.

By:
(Goldman, Sachs & Co.)

BANC OF AMERICA SECURITIES LLC

By:
Name:
Title:

CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

HSBC SECURITIES (USA) INC.

By:
Name:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

UBS SECURITIES LLC

By:
Name:
Title:

WACHOVIA CAPITAL MARKETS, LLC

By:
Name:
Title:

Schedule I

Underwriter	Number of Underwritten Shares

Schedule II

Material Subsidiaries

Visa U.S.A. Inc.

Visa International Service Association

Annex A-1

Form of Opinion of General Counsel

Annex A-2

Form of Opinion of White & Case LLP

Annex A-3

Form of Opinion of White & Case Tokyo

Annex A-4

Form of Opinion of Bennett Jones LLP

Annex B

(a) Time of Sale Information

[list each Issuer Free Writing Prospectus to be included in the Time of Sale Information, if any]

(b) Other Issuer Free Writing Prospectuses

Electronic roadshow (retailroadshow.com and netroadshow.com)

(c) Pricing Information Provided Orally by Underwriters

Public offering price: $     per Share

Number of shares:

Annex C

FORM OF LOCK-UP AGREEMENT

                    , 2008

J.P. MORGAN SECURITIES INC.

GOLDMAN, SACHS & CO.

BANC OF AMERICA SECURITIES LLC

CITIGROUP GLOBAL MARKETS INC.

HSBC SECURITIES (USA) INC.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

UBS SECURITIES LLC

WACHOVIA CAPITAL MARKETS, LLC

As Representatives of the Underwriters named in Schedule I to the Underwriting Agreement referred to below

c/o J.P. Morgan Securities Inc.

    277 Park Avenue

    New York, New York 10172

c/o Goldman, Sachs & Co.

    85 Broad Street

    New York, New York 10004

Re:	Visa Inc. Initial Public Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Visa Inc., a Delaware corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), of class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Goldman, Sachs & Co. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the final prospectus

Annex C

relating to the Public Offering (the “Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities.

In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. and Goldman, Sachs & Co. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for or that represents the right to receive Common Stock.

Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

The undersigned hereby acknowledges that the Company will be requested to agree in the Underwriting Agreement to provide written notice to the undersigned of any event that would result in an extension of the 180-day restricted period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial 180-day restricted period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the 180-day restricted period (as such may have been extended pursuant to the previous paragraph) has expired.

Annex C

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts and (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clauses (i) and (ii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Securities, free and clear of all liens, encumbrances, and claims whatsoever.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the 180-day restricted period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the 180-day restricted period (as such may have been extended pursuant to the provisions hereof).

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Underwriters that it does not intend to proceed with the Public Offering, (ii) the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Public Offering is not completed by June 30, 2008.

The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

Annex C

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

[NAME OF DIRECTOR/OFFICER]

By:
Name:
Title: